BANK AND OTHER BORROWINGS (Schedule of Bank and Other Borrowings) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2015 USD ($)	Dec. 31, 2015 CNY (¥)	Dec. 31, 2014 CNY (¥)
BANK AND OTHER BORROWINGS [Abstract]
Short-term	$ 87,374	¥ 565,994	¥ 322,128
Long-term, current portion	54,152	350,786	246,233
Total	141,526	916,780	568,361
Long-term, non-current portion	42,174	273,196	335,479
Total bank and other borrowings	$ 183,700	¥ 1,189,976	¥ 903,840